                                                                EXHIBIT (99)(b)

                        JORF LASFAR ENERGY COMPANY S.C.A
                                      JLEC

                        CENTRALE THERMIQUE DE JORF LASFAR
                               B P 99 SIDI BOUZID
                                    EL JADIDA
                                     MOROCCO
                              Tel : 212 23 34 53 71
                              Fax : 212 23 34 54 05

                                     US GAAP

                              FINANCIAL STATEMENTS

                                      AS OF

                        DECEMBER 31, 2004, 2003 and 2002

                                     AUDITED

    R.C. n degree 86655 - Patente n degree 35511273 - Identification Fiscale
                           (I.S TVA) n degree 1021595

JORF LASFAR ENERGY COMPANY

                          INDEX TO FINANCIAL STATEMENTS

                                                                  Page(s)
                                                                  -------
Balance Sheet

          As of December 31, 2004, 2003, and 2002...............     2

Statement of Income

          For years ending December 31, 2004, 2003, and 2002....     3

Statement of Stockholders' Equity

          For years ending December 31, 2004, 2003, and 2002....     4

Statement of Cash Flows

          For years ending December 31, 2004, 2003, and 2002....     5

Notes to US GAAP Financial Statements...........................     6-26

      JORF LASFAR ENERGY COMPANY

BALANCE  SHEET

                                                                Note     December 31, 2004   December 31, 2003   December 31, 2002
                                                                ----     -----------------   -----------------   -----------------
                                                                         (000) U.S. Dollars  (000) U.S. Dollars  (000) U.S. Dollars
ASSETS

   Current Assets
       Cash................................................     3.1              69,800              65,611              46,683
       Inventories.........................................   2.c & 4            59,318              38,548              40,615
       Account Receivable..................................      5              123,867              85,486              76,175
       Prepayments.........................................      6               23,655              11,582              23,757
       Recoverable VAT.....................................      8                1,540                   0                   0
       Net investment from $ DFL model.....................  2.b & 17.3           9,644              38,461              20,206
       Net investment from Euro DFL model..................  2.b & 17.3          28,264              40,942              31,298
                                                                              ---------           ---------           ---------
             Total current assets..........................                     316,088             280,629             238,734

   Long Term Assets, net
       Restricted Cash.....................................     3.2              22,591              83,049              53,778
       Fixed Assets........................................      7               12,159               9,603               6,554
       Net investment from $ DFL model.....................  2.b & 17.3         656,723             638,004             678,549
       Net investment from Euro DFL model..................  2.b & 17.3         437,791             411,100             374,509
       $ Capacity Charges less than $ DFL model............     13.1                  0                 713                   0
       Euro Capacity Charges less than Euro DFL model......     13.2                  0                   0                   0
       Deferred Tax Asset..................................      2.f              1,556                   0                   0
       Other Long Term Assets..............................        9             16,339              19,058              10,968
                                                                              ---------           ---------           ---------
             Total Long Term Assets........................                   1,147,158           1,161,527           1,124,357

                                                                              ---------           ---------           ---------

             Total assets..................................                   1,463,246           1,442,157           1,363,091

LIABILITIES AND STOCKHOLDERS' EQUITY

   Current Liabilities
       Accounts payable to third parties...................      10              89,031              51,258              38,824
       Accounts payable to related parties.................      11              96,408             176,730             145,065
       VAT  Liability......................................       8                   0               3,972               2,871
       Taxes payable.......................................      12               5,134               7,527               4,866
       Current part of Long-term loans in US Dollars.......      15              25,749              25,749              25,749
       Current part of Long-term loans in Euro.............      15              48,043              44,491              36,855
       Other current liabilities...........................      14               9,363               7,739               7,955
                                                                              ---------           ---------           ---------
             Total current liabilities.....................                     273,727             317,466             262,186

   Non-Current Liabilities
       Long-term loans in US Dollars.......................      15             186,677             212,426             238,174
       Long-term loans in Euro.............................      15             348,314             367,052             340,912
       $ Capacity Charges greater than $ DFL model.........     13.1                 44                   0               2,441
       Euro Capacity Charges greater than Euro DFL model...     13.2                 73                 422                 236
       Deferred Tax Liability..............................      2.f                  0                   0              13,005
       Derivative Instrument Liability.....................      20              23,446              22,050              21,410
       Unfunded Pension Obligations........................     19.1             13,782               9,878               5,693
                                                                              ---------           ---------           ---------
             Total non-current liabilities.................                     572,336             611,828             621,872

   Commitment and Contingencies                                  22

   Stockholders' Equity
       Common Stock .......................................     16.1                 58                  58                  58
       Convertible Stockholders' Securities ...............     16.2            201,425             201,425             201,425
       Preferred Stock ....................................     16.3            185,930             185,930             185,930
       Retained Earnings ..................................     16.4            253,216             147,499             113,031
       Other Comprehensive Income or (Loss ................      20             (23,446)            (22,050)            (21,410)
                                                                              ---------           ---------           ---------
             Total stockholders' equity....................                     617,183             512,862             479,033

                                                                              ---------           ---------           ---------
             Total liabilities and stockholders' equity....                   1,463,246           1,442,157           1,363,091

The accompanying Notes 1 to 22 are an integral part of these financial statements.

      JORF LASFAR ENERGY COMPANY

STATEMENT OF INCOME

                                                       January 1, 2004     January 1, 2003     January 1, 2002
                                                             to                  to                  to
                                             Note     December 31, 2004   December 31, 2003   December 31, 2002
                                             ----     -----------------   -----------------   -----------------
                                                      (000) U.S. Dollars  (000) U.S. Dollars  (000) U.S. Dollars
REVENUE

   Lease Revenue from $ DFL model .....   2.b.&.17.2          80,476              81,793              88,464
   Lease Revenue from Euro DFL model...   2.b & 17.2         104,078             104,635              95,078
   Energy Payments.....................                      220,211             128,981             130,446
   O&M Revenue.........................                       49,187              45,066              42,930
   Supplemental Capacity Charges.......                        4,173               3,949               4,017
   License Tax Reimbursement...........                        2,864               4,102                   0
   Other...............................                          844                 352               3,337
                                                             -------             -------             -------
        TOTAL REVENUE                                        461,833             368,878             364,272

OPERATING EXPENSES

   Coal Cost...........................                      222,277             129,935             126,957
   Fuel Oil Cost.......................                        1,085               1,280                 910
   O&M Costs...........................                       32,876              33,554              25,057
   Operator's Incentive................                        4,281               2,784               3,721
   Generator Costs.....................                       13,977              11,994              11,397
   License Tax Costs...................                        2,864               4,102                   0
   Amortization of Major Maintenance...       9.1              2,564               1,935               1,128
   Depreciation of Other Assets........                        2,966               2,093               1,624
   Non-Current Pension Expense.........                        2,989               2,902               5,427
                                                             -------             -------             -------
        TOTAL OPERATING EXPENSES                             285,879             190,580             176,222

OPERATING INCOME                                             175,954             178,299             188,050

FINANCIAL ITEMS

   Financial Income....................                        1,786               2,025               1,764
   Exchange Gain (+) or Loss (-).......       2.d              1,867              (8,605)             (1,558)
   Financial Expenses..................       18             (46,893)            (49,425)            (44,834)
                                                             -------             -------             -------
        TOTAL FINANCIAL ITEMS                                (43,239)            (56,005)            (44,628)

INCOME BEFORE TAXES                                          132,715             122,293             143,422

   Income Taxes
        Current .......................       2.e              9,077              15,448               4,226
        Deferred. .....................       2.f             (1,556)            (13,005)              6,908

                                                             -------             -------             -------

NET INCOME                                16.4 & 21          125,194             119,850             132,288

The accompanying Notes 1 to 22 are an integral part of these financial statements.

JORF LASFAR ENERGY COMPANY

STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                January 1, 2004  January 1, 2003  January 1, 2002
                                                                                       to               to              to
                                                                                  December 31,     December 31,     December 31,
                                                                          Note        2004             2003            2002
                                                                          ----        ----             ----            ----
COMMON STOCK
  At beginning and end of period in number of shares                      16.1          5,500              5,500         5,500
  At beginning and end of period in thousands of USD                      16.1             58                 58            58

                                                                                         (000) U.S. Dollars
CONVERTIBLE STOCKHOLDERS' SECURITIES
  At beginning of period                                                              201,425            201,425       201,425
  Conversion of  Convertible Stockholders' Securities to Preferred Stock                    0                  0             0
  Conversion of Convertible Stockholders' Securities to Common Stock                        0                  0             0
                                                                                      -------            -------       -------
        At end of period                                                  16.2        201,425            201,425       201,425

PREFERRED STOCK
  At beginning of period                                                              185,930            185,930       185,930
  Conversion of  Convertible Stockholders' Securities to Preferred Stock                    0                  0             0
  Conversion of Preferred Stock to Common Stock                                             0                  0             0
                                                                                      -------            -------       -------
        At end of period                                                  16.3        185,930            185,930       185,930

RETAINED EARNINGS (DEFICIT)
      At beginning of period                                                          147,499            113,031       187,672
      Net income                                                                      125,194            119,850       132,288
      Common stock dividend                                                                 0            (64,973)     (184,891)
      Preferred stock dividend                                                         (9,349)            (9,796)       (9,942)
      Convertible stockholders' securities                                            (10,128)           (10,613)      (12,096)
                                                                                      -------            -------       -------

        At end of period                                                  16.4        253,216            147,499       113,031

OTHER COMPREHENSIVE INCOME (LOSS) (a)
  Derivative Instruments
      At beginning of period                                                          (22,050)           (21,410)      (10,665)
      Reclassification of gains (losses) included in net income                         7,675              6,871         5,811
      Unrealized gain (loss) on derivative instruments                                 (9,072)            (7,511)      (16,556)
                                                                                      -------            -------       -------
        At end of period                                                   20         (23,446)           (22,050)      (21,410)
                                                                                      -------            -------       -------
                                                                                      617,183            512,862       479,034
                                                                                      =======            =======       =======

      (a)  Disclosure of Comprehensive Income (Loss)

        Net income                                                                    125,194            119,850       132,288
        Derivative instruments
          Reclassification of gains (losses) in net income                              7,675              6,871         5,811
          Unrealized gain (loss) on derivative instruments                             (9,072)            (7,511)      (16,556)
                                                                                      -------            -------       -------

        Total Comprehensive Income                                                    123,797            119,211       121,543
                                                                                      =======            =======       =======

The accompanying Notes 1 to 22 are an integral part of these financial statements.

      JORF LASFAR ENERGY COMPANY

STATEMENT OF CASH FLOWS

                                                                             January 1, 2004   January 1, 2003   January 1, 2002
                                                                                    to                to               to
                                                                            December 31, 2004 December 31, 2003 December 31, 2002
                                                                                (000) U.S.        (000) U.S.         (000) U.S.
                                                                       Note       Dollars          Dollars            Dollars
                                                                       ----       -------          -------            -------
CASH FLOWS FROM OPERATING ACTIVITIES
    Payments received from ONE.......................................             $ 526,880        $ 426,250          $ 471,044
    Interest received................................................                 1,538            1,870              1,748
    Rebates paid to ONE..............................................               (58,108)          (5,376)           (16,073)
    Corporate Income Tax Payments....................................               (12,795)         (12,826)            (5,150)
    Insurance Payments...............................................                (2,927)          (5,699)            (5,665)
    Payments of Operating Costs......................................              (315,983)        (214,865)          (228,031)
    Cash Effect of Value Added Tax...................................               (12,393)           2,463               (321)
                                                                                  ---------        ---------          ---------
         Net cash provided (+) or used (-) by operating activities...   21          126,211          191,816            217,551

CASH FLOWS USED FOR INVESTING ACTIVITIES
    Net decrease (increase) in restricted cash.......................                60,795          (25,942)           (36,638)
    Acquisition of fixed assets......................................                (6,379)          (2,300)            (3,957)
    Payment of Major Maintenance costs...............................                     0           (6,261)               (93)
                                                                                  ---------        ---------          ---------
         Net cash provided (+) or used (-) by investing activities...                54,416          (34,503)           (40,688)

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from loans..............................................                     0                0                  0
    Proceeds of share capital payments...............................                     0                0                  0
    Repayment of loans...............................................               (69,900)         (65,639)           (57,964)
    Payment of Convertible Securities interest.......................                (9,595)         (11,417)           (12,386)
    Payment of Preferred Stock dividend..............................                (8,857)         (10,539)           (10,181)
    Payment of Common Stock dividend.................................               (89,703)         (54,877)          (121,933)
    Repayment of Stockholders loans..................................                     0                0                  0
    Purchase of Preferred Stock shares...............................                     0                0                  0
    Purchase of Common Stock shares..................................                     0                0                  0
                                                                                  ---------        ---------          ---------
         Net cash provided (+) or used (-) by financing activities...              (178,055)        (142,472)          (202,464)

    Effect of exchange rate changes on cash..........................                 1,617            4,087              5,178

CASH AT BEGINNING OF PERIOD..........................................                65,611           46,683             67,106

NET INCREASE (DECREASE) IN CASH DURING PERIOD........................                 4,188           18,928            (20,422)
                                                                                  ---------        ---------          ---------

CASH AT END OF PERIOD................................................   3.1       $  69,800        $  65,611          $  46,683
                                                                                  =========        =========          =========
SUPPLEMENTAL CASH FLOWS INFORMATION

Cash paid during the year
    Interest                                                                         46,626           49,136             56,054
    Income taxes                                                                     12,795           12,826              5,150

The accompanying Notes 1 to 22 are an integral part of these financial statements.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

1. GENERAL

A. BACKGROUND

The power station at Jorf Lasfar is located on the Atlantic coast of Morocco, adjacent to the Port of Jorf Lasfar, in the Province of El Jadida. This location is approximately 127 km south--west of Casablanca. Units 1 and 2 of the power station were constructed by GEC Alstom for the Moroccan Electricity Company, Office National de l'Electricite ("ONE"), and are now in commercial operation. Each of these existing Units is 330 MW, fired by coal. In October of 1994, the ONE issued a public tender for international companies to expand the power station at Jorf Lasfar. In February of 1995, the ONE selected the "Consortium" of ABB Energy Ventures and CMS Generation as the preferred bidder and exclusive partner for negotiation. In April of 1996, the Consortium and the ONE reached agreement in principle, and initialed the necessary Project Agreements.

B. ESTABLISHMENT

In order to officially conclude and implement these Project Agreements, the Consortium established the Jorf Lasfar Energy Company (the "Company" or "JLEC") on January 20, 1997. The Company was established as a limited partnership ("societe en commandite par actions") in accordance with the Laws of the Kingdom of Morocco, with Commercial Registration Number 86655, Fiscal Identification Number 1021595, and Patente Number 35511274. In accordance with its charter documents, the Company's objective and purpose is to construct, operate, manage and maintain the power station at Jorf Lasfar, including the development, financing, engineering, design, construction, commissioning, testing, operation and maintenance of two (2) new coal-fired Units, which are very similar in size and technology to the existing Units. In order to secure its fuel supply the Company also operates and maintains the coal-unloading pier in the Port of Jorf Lasfar. For these activities, the Company received a "right of possession" ("droit de jouissance") for the Site, the existing Units, the new Units and coal unloading pier. This "right of possession" will continue for the duration of the Project Agreements, which is anticipated to be 30 years, ending on September 13, 2027.

C. COMPANY LOAN, TRANSFER OF POSSESSION, PROJECT FINANCING AND INITIAL DISBURSEMENT

On September 12, 1997, all Project Agreements were signed, the Company Loan Agreement was executed and the first disbursement of the Company Loan was used to pay the TPA fee to ONE. As a consequence, JLEC received possession of the power station at Jorf Lasfar on September 13, 1997, and began to sell its available capacity and net generation to ONE. All remaining requirements for project financing were completed in November, and initial disbursement of the Project Loans occurred on November 25, 1997.

D. CONSTRUCTION, COMMERCIAL OPERATION, PURCHASE OF COMPANY LOAN AND REPAYMENT OF PROJECT LOANS

After a period of construction lasting 33 months and 41 months, Unit 3 and 4 began normal commercial operation on June 9, 2000, and February 2, 2001, respectively. Consequently, the JLEC stockholders purchased 100% of the Company Loan Notes on December 11, 2000, and JLEC began the repayment of all Project Loans on May 15, 2001. JLEC is scheduled to complete the repayment of all Project Loans on February 15, 2013.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The Company's financial statements are prepared using the historical cost convention. The accounting and reporting policies of the Company are in accordance with the generally accepted accounting principles of Morocco, which are called "Code General de Normalisation Comptable" or "CGNC". Financial statements are prepared in accordance with these CGNC standards, and expressed in Dirhams. In addition to and separately from Moroccan (CGNC) financial statements in Dirhams, the Company uses the U.S Dollar as functional currency, and has prepared these financial statements in accordance with generally accepted accounting principles of the United States.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

B. REVENUE RECOGNITION

On September 12, 1997, the Company and the Office National de L'Electricite executed a set of contracts related to the power station at Jorf Lasfar. In accordance with Statement of Financial Accounting Standard (SFAS) No. 13, these contracts are accounted for as a direct financing lease. Accordingly, JLEC (the "Lessor") will receive a stream of payments from ONE (the "Lessee") over the term of the lease. The term of the lease is determined in accordance with SFAS No. 13 Section (5)(f) which has been superseded by SFAS No. 98 Section 22(a). The following policies are used to calculate the minimum lease payments and the unearned income from the lease.

                  MINIMUM LEASE PAYMENTS are determined in accordance with SFAS No. 13 Section 5(j), and are based on the capacity payments that ONE will take to JLEC. These minimum lease payments do not include reimbursable or executory costs such as the reimbursement of coal costs. The sum of these capacity payments equals the gross investment under the lease.

                  This gross investment minus the net investment in the plants is defined to be the UNEARNED INTEREST INCOME. This unearned interest income will be accreted and recognized into earnings as LEASE REVENUE over the lease term using the effective interest method so as to produce a constant periodic rate of return on the net investment.

                  The NET INVESTMENT represents the cost of acquiring and constructing the leased assets. These ACQUISITION AND CONSTRUCTION COSTS include the following items which are capitalized and allocated to Units 1 and 2 and Units 3 and 4 based upon appropriate allocation methodologies:

                        TRANSFER OF POSSESSION AGREEMENT (TPA): The TPA payment is included in the cost basis of the leased assets.

                        DIRECT CONSTRUCTION COSTS: All direct costs related to construction are included in the cost basis of the leased assets.

                        CAPITALIZED COSTS: Interest and financing costs incurred during construction are capitalized and included in the cost of the constructed units.

                        PROJECT DEVELOPMENT COSTS AND FEES: These costs and fees are also capitalized and included in the cost basis of the leased assets.

                  FINANCING COSTS: Interest expense is recognized on the effective interest method over the life of the debt. Other financing costs such as commitment fees, guarantee fees, etc. are considered a component of the interest expense of the related debt or financing. As such, they are amortized into expense using the effective interest method over the life of the related debt or financing.

C. INVENTORIES

The Company accounts for inventories by consistently applying the FIFO or average cost method to each item, and uses the conservatism principle (lesser of market value or cost) in its procedures for valuing inventories.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

D. FOREIGN CURRENCY TRANSACTIONS

The books and records of the Company for U.S. GAAP are maintained in U.S. Dollars, which is both the reporting and functional currency. Transactions in other currencies are translated to U.S. Dollars at the spot rate for current period expenses and at the settlement rate for non-period transactions. Monetary assets and monetary liabilities outstanding in other foreign currencies on balance sheet dates are translated into U.S. Dollars at rates prevailing on such balance sheet dates. Exchange gains and losses on those foreign currency operations are included in determining net income for the period in which exchange rates change.

E. CORPORATE TAX

Current Income tax is determined under Moroccan Income tax rules. In 1997, JLEC signed a "tax incentive" convention with the Moroccan tax authorities. The main principles of this convention are summarized below:

-     Income is subject to corporate tax rate of 35%

-     Income tax holiday period is ten years

- Income tax holiday period starts on the "commercial operation date" for each unit

- Income tax holiday is 100% during the first five-year period then at 50% of the income tax rate during the second five-year period

- Income not related to the sale of electricity is subject to a tax rate of 35%

The "commercial operation date" for Units 1 and 2, Unit 3 and Unit 4 were September 13, 1997, June 10, 2000 and February 3, 2001, respectively. On September 13, 2002, income related to Units 1 and 2 became taxable at 17.5%. Unit 3 and Unit 4 are still in the 100% tax holiday period.

F. DEFERRED INCOME TAX

Starting September 13, 2002, the JLEC statutory tax rate on Units 1&2 is 17.5%. JLEC determines and books the current income tax (US$ 9,077,235 for 2004) as required by the tax laws and regulations of Morocco. Temporary differences between US GAAP and the CGNC balance sheets may create the need to record deferred income taxes. The main temporary differences result from the use of the Direct Financing Lease method under US GAAP, and the differences in the timing of the deductibility of pension liabilities. In particular, the treatment of Net Investment and revenue recognition (as disclosed in note 2.b above) under US GAAP are different from the treatment of these items under the tax laws and regulations of Morocco. The total of the deferred tax liability is $ 0 ($0 as of December 31, 2003 and $13,005,298 as of December 31, 2002). The total of the deferred tax asset amounts to $ 1,555,763 ($0 as of December 31, 2003 and $0 as of December 31, 2002) related to unfunded pension obligations.

G. OFF BALANCE SHEET COMMITMENTS

The Company discloses all off-balance sheet commitments, if any, on balance sheet dates.

H.  USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual result could differ from these estimates and assumptions.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

3. CASH
3.1   Cash

The Company's cash as of December 31, 2004, includes the initial capital deposits of the Company's stockholders, as explained further in Note 16.1. Such cash is held in Moroccan Dirhams in accounts at CITIBANK MAGHREB, which is located at Zenith Millenium Immeuble 1, Lotissement Attaoufik, Sidi Maarouf, Casablanca Morocco. The remainder of the company's' cash is held by the Offshore Collateral Agent, Deutsche Bank Trust Company Americas in US$ and Euro, and by the Onshore Collateral Agent, BMCI - Banque Marocaine pour le Commerce et l'Industrie in Moroccan Dirhams and US$.

The cash balances includes the following categories :

                                                      12/31/04               12/31/03              12/31/02
                                                        US$                    US$                    US$
                                                    -----------             ----------             ----------
Off-shore Revenue in US$                             19,658,389             24,426,875             22,666,875
Off-shore Revenue in Euro                             6,471,506              6,590,224              5,331,124
                                                     ----------             ----------             ----------
Total Off-Shore Revenue                              26,129,895             31,017,099             27,997,998

On-shore O&M Account - Generator                     12,565,202              6,946,245                793,293
On-shore O&M Account - Operator                       2,468,763              4,279,000              3,258,836
Off-shore O&M Accounts                                    4,742                  4,546                 10,607
                                                     ----------             ----------              ---------
Total O&M Accounts                                   15,038,706             11,229,792              4,062,735

Fuel & Spare Part Accounts                           18,388,897             12,929,694              5,289,381

Off-shore  Debt Service Accrual Accounts in US$       3,641,836              3,734,278              3,843,187
Off-shore  Debt Service Accrual Accounts in Euro      6,489,135              6,637,737              5,433,301
                                                     ----------             ----------              ---------
Total  Debt Service Accrual Accounts                 10,130,971             10,372,015              9,276,488

Distribution Account in US$                              44,489                      0                      0

Stockholder capital deposits                             66,934                 62,863                 56,624
                                                     ----------             ----------             ----------
                    Total                            69,799,893             65,611,462             46,683,227
                                                     ==========             ==========             ==========

3.2  Restricted Cash
The Reserve Accounts are as follow :

Major Maintenance Reserve Account in US$  3.4 a       1,410,601              2,500,000              2,500,000
Fixed O&M Reserve Account in US$          3.4 b               0              4,800,000              4,800,000
Debt Service Reserve Account in US$       3.4 c               0             11,200,000             11,730,000
Super Reserve Account in US$              3.4 d      20,913,300             45,600,000             18,100,000
                                                    -----------             ----------             ----------
        Off-shore Reserve Accounts in US$            22,323,901             64,100,000             37,130,000

Fixed O&M Reserve Account in Euro                       267,002                243,656                197,262
Debt Service Reserve Account in Euro      3.4 e               0             18,705,220             16,450,805
                                                    -----------             ----------             ----------
        Off-shore Reserve Accounts in Euro              267,002             18,948,876             16,648,067
                                                    -----------             ----------             ----------
Total Reserve Accounts                               22,590,902             83,048,876             53,778,067
                                                    ===========             ==========             ==========

3.3  Total Cash

Cash                                      3.1        69,799,893             65,611,462             46,683,227
Restricted Cash in Reserve Accounts       3.2        22,590,902             83,048,876             53,778,067
                                                    -----------            -----------            -----------
                                                     92,390,795            148,660,339            100,461,294
                                                    ===========            ===========            ===========

3.4  Letters of Credit

Additional liquidity is available, if needed for debt service, from Sponsor (CMS and ABB) Letters of Credit in the following accounts :

                                                     12/31/04                12/31/03               12/31/02
                                                    -----------             ----------             ----------
a. Major Maintenance Reserve  Account     US$         6,100,000              2,500,000              2,500,000
b. Fixed O&M Reserve Account              US$         9,600,000              4,800,000              4,800,000
c. Debt Service Reserve Account           US$        21,400,000             11,300,000             11,300,000
d. Super Reserve Account                  US$        79,086,700             39,086,700             47,900,000
e. Debt Service Reserve Account           Euro       28,200,000             15,000,000             15,000,000

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

4. INVENTORIES

The inventories are detailed as follows for the year ending:

                                                      12/31/04               12/31/03               12/31/02
                                                        US$                    US$                    US$
                                                     ----------             ----------             ----------
Stock of Coal                             4.1        41,419,482             24,763,321             22,499,748
Stock of Fuel-oil                         4.2         1,355,124              1,638,256              2,078,600
Stock of Spare Parts                      4.3        15,386,680             10,940,862             15,081,606
Other Stocks (Chemicals, Oils,...)                    1,156,676              1,205,566                954,692
                                                     ----------             ----------             ----------
                                                     59,317,963             38,548,005             40,614,646
                                                     ==========             ==========             ==========

4.1 The stock of coal represents the value of 338,128 tones existing in the coal storage area plus 276,200 tones in transit to Jorf Lasfar, for a total inventory of 614,328 tones as of 4.1 December 31, 2004 (582,063 tones total as of December 31, 2003 and 606,115 tones total as of December 31, 2002).

4.2 The stock of fuel oil represents 7,654 m3 existing in the fuel tanks as of December 31, 2004 (9,471 m3 as of December 31, 2003 and 12,300 m3 as of December 31, 2002).

4.3 The stock of Spare Parts represents the value of spare parts as of December 31, 2004, that were purchased after the close-out of the Net Investment on December 31, 2000.

5.  RECEIVABLES

The "Accounts Receivables" as of December 31, 2004 are detailed as follows :

                                                     12/31/04                12/31/03               12/31/02
                                                       US$                     US$                    US$
                                                    -----------             ----------             ----------
Account Receivable - ONE                  5.1       123,770,898             85,214,510             76,098,673
Account Receivable - Others               5.2            96,570                271,345                 76,097
                                                    -----------             ----------             ----------
                                                    123,867,468             85,485,855             76,174,769
                                                    ===========             ==========             ==========

5.1 The account receivable - ONE includes November 2004 and December 2004 invoices

5.2 The other receivables include a) accrued interest earned by investment of JLEC's cash balances ($ 96,570).

In addition, JLEC has invoiced AMCI a total of $8,599,483 under Coal Supply Agreement 720, representing JLEC's excess cost of purchasing 186,244 tons of coal from a third party after AMCI failed to fulfill its obligation to deliver 187,682 tons of coal to JLEC. AMCI has failed to pay JLEC's invoices when due; and therefore, JLEC has called on AMCI's performance bond of $1,500,000 and is seeking the remainder of $7,099,483 from AMCI through an UNCITRAL arbitration with uncertain outcome.

6. PREPAYMENTS

The "Prepayments" as of  December 31, 2004 are detailed as follows :

                                                     12/31/04                12/31/03               12/31/02
                                                        US$                    US$                    US$
                                                    -----------             ----------             ----------
Prepaid Insurance                                       524,479              3,599,349              3,582,404
Prepayments for Availability Rebate                  15,696,844              3,443,569             13,326,626
Prepayments for Income Tax                            6,754,801              3,929,580              5,194,869
Other Prepayments                                       678,455                609,277              1,653,537
                                                    -----------             ----------             ----------
                                                     23,654,579             11,581,775             23,757,436
                                                    ===========             ==========             ==========

7. FIXED ASSETS

The "Fixed Assets" are detailed as follows for year ending :

                                                     12/31/04                 12/31/03              12/31/02
                                                        US$                     US$                   US$
                                                    -----------             ----------             ----------
Fixed Asset - Gross                                  16,493,623             11,694,954              7,455,511
Depreciation                                         (4,753,714)            (2,516,437)            (1,884,137)
Construction in Progress                                418,708                424,902                982,455
                                                    -----------             ----------             ----------
                                                     12,158,617              9,603,420              6,553,829
                                                    ===========             ==========             ==========

8. RECOVERABLE V.A.T

The "Recoverable V.A.T" account represents the net amount of Value Added Tax as shown below :

                                                     12/31/04                12/31/03               12/31/02
                                                        US$                    US$                    US$
                                                    -----------             ----------             ----------
Value Added Tax received from ONE to be declared    (13,463,427)            (5,179,969)            (4,805,614)
Value Added Tax to be paid & declared                15,003,302              1,207,918              1,934,168
                                                    -----------             ----------             ----------
                                                      1,539,875             -3,972,052             -2,871,446
                                                    ===========             ==========             ==========

In 2004 the Value Added Tax (VAT) became recoverable and was recorded as an asset while in 2003 and 2002 the VAT was a liability.

9. OTHER LONG TERM ASSETS

The Other  Long Term Assets are as follows :

                                                                           12/31/04               12/31/03          12/31/02
                                                                             US$                    US$               US$
                                                                          ----------             ----------        -----------
    Long Term Receivables  Loan                                            3,946,932              3,372,930          2,754,540
    Long Term Ash Disposal Site                                              660,624              1,389,307          1,913,308
    Major Maintenance capitalized during prior years                      17,828,927              7,299,779          7,898,850
    Major Maintenance capitalized during current year                              0             10,529,148                  0
    Less :Amortization of Major Maintenance during prior years            (3,533,479)            (1,598,577)          (470,170)
9.1 Less :Amortization of Major Maintenance in current year               (2,564,485)            (1,934,902)        (1,128,407)
                                                                          ----------             ----------        -----------
                                                                          16,338,520             19,057,686         10,968,120
                                                                          ==========             ==========        ===========

9.1 Capitalized major maintenance costs are amortized over the estimated useful life of the investment, which for the turbine overhauls is 7 years
    (84 months) .

JORF  LASFAR  ENERGY  COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

10. ACCOUNTS PAYABLE TO THIRD PARTIES

The "Account Payable to Third Parties" includes the main suppliers of JLEC as of December 31, 2004 and are detailed as follows :

                                 12/31/04    12/31/03     12/31/02
                                    US$         US$         US$
                                ----------  ----------  -----------
Glencore (coal supplier)        22,932,140  20,030,571    2,187,744
BULK (coal supplier)            20,302,750   4,470,349            0
CARGILL (coal supplier)         10,197,420           0            0
BHP Billiton (coal supplier)     2,550,241   2,800,790    4,119,817
Anglo American (coal supplier)           0   6,320,391    2,245,218
RAG Trading (coal supplier)              0           0    4,499,958
Alstom Power                       859,588   1,507,931    2,845,357
ONE - Availability Rebate       15,950,384   7,583,477   16,093,636
ONE - Fixed Rebate               8,687,506           0            0
Other suppliers                  7,550,884   8,544,812    6,832,615
                                ----------  ----------  -----------
            Total               89,030,912  51,258,320   38,824,345
                                ==========  ==========  ===========

11. RELATED PARTY TRANSACTIONS

During the year 2004, JLEC has booked a number of related parties transactions as follows :

                         ABB       ABB        ABB         CMS         CMS       CMS
                         EV      OTHERS      MAROC       MOPCO       MOPCO    RD & GEN    Total
Currencies               US$       US$        MAD         MAD         MAD       US$        US$
                       -------  ---------  ---------  ----------  ----------  --------  ---------
Acc. Payable 12/31/03   90,007     36,608          0   4,757,590  29,319,976         0
2004 :
Management Fees                                       32,195,453
Incentive Accrual                                                 42,344,890
Other                  256,323  1,077,929  1,460,976   5,066,894
Total Payments 2004    255,739  1,071,390    599,760  32,250,660  29,320,086         0
Acc. Payable            90,591     43,146    861,216   9,769,277  42,344,781         0
Acc. Pay. in US$        90,591     43,146    104,486   1,185,247   5,137,433         0  6,560,903

                       Jorf Lasfar  Jorf Lasfar  Jorf Lasfar  Tre Kronor
                       Energiaktie- Power Energy   Handels-   Investment  AB Cythere   AB Cythere
    Common Stock          bolag          AB         bolag        AB           61           63           Total
                       ------------ ------------ -----------  ----------  ----------  -------------  -------------
Currencies                 MAD           MAD         MAD         MAD          MAD          MAD            MAD
                       -----------  ------------ -----------  ----------  ----------  -------------  -------------
Acc. Payable 12/31/03  214,928,711  197,734,415   17,194,297  43,438,991  2,369,384   1,040,159,631  1,515,825,428
Dividend  Payable                0            0            0           0          0               0              0
Total Payments 2004     47,418,800   43,625,296    3,793,504  27,217,328  1,484,582     651,731,281    775,270,790
Acc. Payable           167,509,911  154,109,119   13,400,793  16,221,663    884,802     388,428,350    740,554,638
B/S FX Rate MAD/USD         8.2424       8.2424       8.2424      8.2424     8.2424          8.2424         8.2424
Acc. Pay. in US$        20,322,953   18,697,117    1,625,836   1,968,075    107,348      47,125,637     89,846,967

                                          Jorf Lasfar  Jorf Lasfar   Jorf Lasfar  Tre Kronor
                                          Energiaktie- Power Energy    Handels-   Investment  AB Cythere  AB Cythere
Preferred Stock & Convertible Securities     bolag          AB          bolag        AB           61          63         Total
                                          ------------ ------------  -----------  ----------  ----------  ----------  -----------
Currencies                                    MAD           MAD          MAD         MAD          MAD         MAD         MAD
                                          ------------ ------------  -----------  ----------  ----------  ----------  -----------
Preferred Stock  Dividend payable                  0             0            0           0     186,316   81,861,977   82,048,293
Convertible Securities Interest payable   42,733,486    39,314,807    3,418,679   3,418,679           0            0   88,885,651
Total Payments 2004                       42,733,486    39,314,807    3,418,679   3,418,679     186,316   81,861,977  170,933,944
Acc. Payable                                       0             0            0           0           0            0            0
B/S FX Rate MAD/USD                           8.2424        8.2424       8.2424      8.2424      8.2424       8.2424       8.2424
Acc. Pay. in US$                                   0             0            0           0           0            0            0
                                          -----------  ------------  -----------  ----------  ----------  ----------  -----------
Total Accounts Payable to Related Partie                                                                               96,407,870
                                                                                                                      -----------

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

11. RELATED PARTY TRANSACTIONS (CONTINUED)

During the year 2003, JLEC has booked a number of related parties transactions as follows :

                         ABB      ABB     ABB       CMS         CMS        CMS
                         EV     OTHERS   MAROC     MOPCO       MOPCO     RD & GEN    Total
Currencies               US$      US$     MAD       MAD         MAD        US$        US$
                       -------  ------  -------  ----------  ----------  --------  ---------
Acc. Payable 12/31/02  105,764       0  125,880  -1,452,394  46,253,345   82,686
2003 :
Management Fees                                  32,938,795
Incentive Accrual                                            29,320,319
Other                  214,644  90,575  237,916   3,582,315
Total Payments 2003    230,400  53,967  363,796  30,311,126  46,253,688   82,686
Acc. Payable            90,007  36,608        0   4,757,590  29,319,976        0
Acc. Pay. in US$        90,007  36,608        0     542,101   3,340,851        0   4,009,568

                                Jorf Lasfar  Jorf Lasfar   Jorf Lasfar  Tre Kronor
                                Energiaktie- Power Energy    Handels-   Investment  AB Cythere   AB Cythere
         Common Stock              bolag          AB          bolag        AB           61           63           Total
                                ------------ ------------  -----------  ----------  ----------  -------------  -------------
Currencies                          MAD           MAD          MAD         MAD          MAD          MAD            MAD
                                ------------ ------------  -----------  ----------  ----------  -------------  -------------
Acc. Payable 12/31/02           220,166,565  202,553,239   17,613,325   39,682,115   2,164,464    950,199,532  1,432,379,240
Dividend  Payable Oct 30, 2003  151,250,000  139,150,000   12,100,000   12,100,000     660,000    289,740,000    605,000,000
Total Payments 2003             156,487,853  143,968,825   12,519,028    8,343,124     455,079    199,779,902    521,553,812
Acc. Payable                    214,928,711  197,734,415   17,194,297   43,438,991   2,369,384  1,040,159,631  1,515,825,428
B/S FX Rate MAD/USD                   8.776        8.776        8.776        8.776       8.776          8.776          8.776
Acc. Pay. in US$                 24,489,951   22,530,755    1,959,196    4,949,635     269,978    118,520,502    172,720,019

                                          Jorf Lasfar   Jorf Lasfar  Jorf Lasfar  Tre Kronor
                                          Energiaktie- Power Energy    Handels-   Investment  AB Cythere  AB Cythere
Preferred Stock & Convertible Securities     bolag          AB          bolag         AB          61          63         Total
                                          ------------ ------------  -----------  ----------  ----------  ----------  -----------
Currencies                                    MAD           MAD          MAD         MAD          MAD         MAD         MAD
                                          ------------ ------------  -----------  ----------  ----------  ----------  -----------
Preferred Stock  Dividend payable                  0             0            0           0    226,840    99,666,957   99,893,797
Convertible Securities Interest payable   52,028,019    47,865,778    4,162,242   4,162,242          0             0  108,218,281
Total Payments 2003                       52,028,019    47,865,778    4,162,242   4,162,242    226,840    99,666,957  208,112,078
Acc. Payable                                       0             0            0           0          0             0            0
B/S FX Rate MAD/USD                            8.776         8.776        8.776       8.776      8.776         8.776        8.776
Acc. Pay. in US$                                   0             0            0           0          0             0            0
                                          -----------  ------------  -----------  ----------  ----------  ----------  -----------
Total Accounts Payable to Related Parties                                                                             176,729,587
                                                                                                                      -----------

During 2002, related party transactions consisted of the following:

                             ABB      ABB     ABB       CMS         CMS        CMS       Total
                             EV     OTHERS   MAROC     MOPCO       MOPCO     RD & GEN
                           -------  ------  -------  ----------  ----------  --------  ---------
Currencies                   US$      US$     MAD       MAD         MAD        US$        US$
                           -------  ------  -------  ----------  ----------  --------  ---------
Acc. Payable 12/31/01      137,581  36,275   78,576   7,726,314  44,598,493   76,753
Management Fees                                      35,654,033
Incentive Accrual                                                46,253,517
Other                      207,059  26,381  778,086  -6,139,521              114,510
Total Payments 2002        238,876  62,657  730,782  38,693,220  44,598,665  108,577
Acc. Payable 12/31/02      105,764       0  125,880  -1,452,394  46,253,345   82,686
Acc. Pay. in US$ 12/31/02  105,764       0   12,345    -142,433   4,535,976   82,686   4,594,337

                                Jorf Lasfar  Jorf Lasfar   Jorf Lasfar  Tre Kronor
                                Energiaktie- Power Energy    Handels-   Investment  AB Cythere   AB Cythere
         Common Stock              bolag          AB          bolag         AB          61           63            Total
                                ------------ ------------  -----------  ----------  ----------  -------------  -------------
Currencies                           MAD          MAD          MAD         MAD          MAD          MAD            MAD
                                ------------ ------------  -----------  ----------  ----------  -------------  -------------
Acc. Payable 12/31/01           202,826,993  186,600,834   16,226,160   16,226,160     885,063  388,542,764      811,307,973
Dividend  Payable Oct 29, 2002  495,000,000  455,400,000   39,600,000   39,600,000   2,160,000  948,240,000    1,980,000,000
Total Payments 2002             477,660,429  439,447,594   38,212,834   16,144,045     880,600  386,583,232    1,358,928,734
Acc. Payable 12/31/02           220,166,565  202,553,239   17,613,325   39,682,115   2,164,464  950,199,532    1,432,379,240
B/S FX Rate MAD/USD                  10.197       10.197       10.197       10.197      10.197       10.197           10.197
Acc. Pay. in US$ 12/31/02        21,591,308   19,864,003    1,727,305    3,891,548     212,265   93,184,224      140,470,652

                                          Jorf Lasfar  Jorf Lasfar   Jorf Lasfar  Tre Kronor
                                          Energiaktie- Power Energy    Handels-   Investment  AB Cythere  AB Cythere
Preferred Stock & Convertible Securities     bolag          AB          bolag        AB           61          63         Total
                                          ------------ ------------  -----------  ----------  ----------  ----------  -----------
Currencies                                    MAD           MAD          MAD         MAD          MAD         MAD         MAD
                                          ------------ ------------  -----------  ----------  ----------  ----------  -----------
Preferred Stock  Dividend payable                  0            0            0            0     261,774   115,016,078 115,277,852
Convertible Securities Interest payable   63,882,171   58,771,597    5,110,574    5,110,574      16,749     7,359,167 140,250,832
Total Payments 2002                       63,882,171   58,771,597    5,110,574    5,110,574     278,523   122,375,245 255,528,684
Acc. Payable 12/31/02                              0            0            0            0           0             0           0
B/S FX Rate MAD/USD                           10.197       10.197       10.197       10.197      10.197        10.197      10.197
Acc. Pay. in US$ 12/31/02                          0            0            0            0           0             0           0
                                          -----------  ------------  -----------  ----------  ----------  ----------  -----------
Total Accounts Payable to Related Parties                                                                             145,064,990
                                                                                                                      -----------

JORF  LASFAR  ENERGY  COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

12.   TAXES PAYABLE :

The "taxes payable"  includes the following items as of  December 31, 2004 :

                                                  12/31/04         12/31/03        12/31/02
                                                     US$             US$              US$
                                                  -----------     -----------     ----------
Value Added Tax on behalf of foreign suppliers        204,712         309,190        299,199
Income Tax 2002                                             0               0      4,226,098
Income Tax 2003                                             0       5,393,931              0
Income Tax 2004                                     4,568,726               0              0
Withholding Tax                                       100,984         260,841        155,281
Payroll Tax                                           259,164         237,358        185,575
Licence Tax                                                 0       1,325,971              0
                                                  -----------     -----------     ----------
         Total                                      5,133,586       7,527,291      4,866,153
                                                  ===========     ===========     ==========

13.   CAPACITY CHARGES

2004

13.1 $ Capacity Charges greater than $ DFL Model              Actual           DFL model
                                                            -------------     ------------
   in November and December 2004                             $ Capacity        Min Lease
                                                            -------------     ------------
                                                              Charges           Payments       Difference
                                                            -------------     ------------     -----------
                                                               CGNC             US GAAP          US GAAP
                                                            -------------     ------------     -----------
                                                                USD               USD              USD
                                                            -------------     ------------     -----------
          $ Capacity Charges                                   20,705,351       20,383,548         321,803
          $ O.N.E Rebate                                       (4,302,807)      (4,025,187)       (277,620)
                                                            -------------     ------------     -----------
2004 in USD                                                    16,402,544       16,358,361          44,183

$ Capacity Charges greater than $ DFL Model                                                         44,183
                                                                                               -----------
                                                               Actual          DFL model
                                                            -------------     ------------
13.2 Euro Capacity Charges greater than Euro DFL Model      Euro Capacity      Min Lease
                                                            -------------     ------------
            in November and December 2004                      Charges         Payments        Difference
                                                            -------------     ------------     -----------
                                                                CGNC            US GAAP          US GAAP
                                                            -------------     ------------     -----------
                                                                 Euro             Euro           Euro/USD
                                                            -------------     ------------     -----------
                 Euro Capacity Charges                         20,032,963       19,721,611         311,353
                 Euro O.N.E Rebate                             (3,123,333)      (2,865,480)       (257,853)
                                                            -------------     ------------     -----------
2004 in Euro                                                   16,909,630       16,856,131          53,499

           B/S  FX Rate                                                                        X   1.36428
                                                                                               -----------
Euro Capacity Charges greater than Euro DFL Model in USD                                            72,988
                                                                                               -----------

2003
13.1 $ Capacity Charges greater than $ DFL Model               Actual          DFL model
                                                            -----------      -----------
                                                             $ Capacity        Min Lease
                                                            -----------      -----------
                                                              Charges          Payments       Difference
                                                            -----------      -----------      ----------
                                                                CGNC           US GAAP          US GAAP
                                                            -----------      -----------      ----------
                                                                 USD             USD              USD
                                                            -----------      -----------      ----------
                 $ Capacity Charges                         103,690,956      104,516,335        (825,379)
                 $ O.N.E Rebate                              (2,761,910)      (2,874,199)        112,289
                                                            -----------      -----------      ----------
2003 in USD                                                 100,929,046      101,642,136        (713,090)

$ Capacity Charges less than $ DFL Model                                                        (713,090)
                                                                                              ----------

                                                               Actual          DFL model
                                                            -------------     -----------
13.2 Euro Capacity Charges greater than Euro DFL Model      Euro Capacity     Min Lease
                                                            -------------     -----------
                                                               Charges          Payments        Difference
                                                            -------------     -----------      -----------
                                                                CGNC            US GAAP          US GAAP
                                                            -------------     -----------      -----------
                                                                 Euro             Euro          Euro/USD
                                                            -------------     -----------      -----------
                 Euro Capacity Charges                       125,149,979      124,917,610         232,369
                 Euro O.N.E Rebate                            (3,333,492)      (3,435,234)        101,742
                                                             -----------      -----------      ----------
2003 in Euro                                                 121,816,487      121,482,376         334,111

           B/S  FX Rate                                                                        X 1.263417
                                                                                               ----------
Euro Capacity Charges greater than Euro DFL Model in USD                                          422,122

JORF  LASFAR  ENERGY  COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

13.   CAPACITY CHARGES (CONTINUED)

2002

13.1 $ Capacity Charges greater than $ DFL Model               Actual          DFL model
                                                             ----------       -----------
                                                             $ Capacity        Min Lease
                                                             ----------       -----------
                                                              Charges          Payments       Difference
                                                             ----------       -----------     ----------
                                                                CGNC            US GAAP        US GAAP
                                                             ----------       -----------     ----------
                                                                 USD              USD            USD
                                                             ----------       -----------     ----------
                  $ Capacity Charges                         152,243,461      148,653,918      3,589,543
                  $ O.N.E Rebate                              (7,466,514)      (6,317,791)    (1,148,723)
                                                            ------------      -----------     ----------
2002 in USD                                                  144,776,947      142,336,127      2,440,820

$ Capacity Charges greater than $ DFL Model                                                    2,440,820
                                                                                              ----------

                                                                Actual          DFL model
                                                            -------------      -----------
13.2 Euro Capacity Charges greater than Euro DFL Model      Euro Capacity       Min Lease
                                                            -------------      -----------
                                                               Charges           Payments       Difference
                                                            -------------      -----------      ----------
                                                                CGNC             US GAAP         US GAAP
                                                            -------------      -----------      ----------
                                                                Euro              Euro           Euro/USD
                                                            -------------      -----------      ----------
                  Euro Capacity Charges                       131,283,947      130,150,792       1,133,155
                  Euro O.N.E Rebate                            (6,438,591)      (5,531,409)       (907,183)
                                                            -------------      -----------      ----------
2002 in Euro                                                  124,845,355      124,619,384         225,971

           B/S  FX Rate                                                                         X 1.046582
                                                                                                ----------
Euro Capacity Charges greater than Euro DFL Model in USD                                           236,497

14.   OTHER CURRENT LIABILITIES

The "Other Current Liabilities" as of December 31, 2004 are detailed as follows:

                                                      12/31/04       12/31/03     12/31/02
                                                         US$            US$           US$
                                                      ---------      ---------    ---------
Accrued Expenses: interest, swaps and fees     14.1   5,726,546      5,904,937    6,072,924
Accrued salaries expense                              2,075,391      1,198,164    1,390,179
Liability for Compensated Absences                      310,222        298,523      307,449
Coal Custom Duty Advances from ONE                      671,924              0            0
Other Liabilities                                       578,504        337,780      184,470
                                                      ---------      ---------    ---------
                                                      9,362,588      7,739,404    7,955,022
                                                      =========      =========    =========

14.1  The accrued interests and fee expenses are detailed by loans as follows :

                                          12/31/04       12/31/03      12/31/02
                                             US$            US$           US$
                                          ---------      ---------     ---------
OPIC                                        648,818        728,141       807,914
SACE                                      1,597,674      1,586,760     1,522,740
WB                                        1,708,747      1,712,739     1,629,541
US EXIM                                   1,467,777      1,574,138     1,823,435
ERG                                         303,531        303,158       289,295
                                          ---------      ---------     ---------
                                          5,726,547      5,904,937     6,072,924
                                          =========      =========     =========

JORF  LASFAR  ENERGY  COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

15. LONG TERM LOANS

Long term loans are detailed as follows as of December 31, 2004 :

                                                        Interest                              Reimbursement
              Borrowing                Principal    ----------------     Interest      ---------------------------
    Loan        Date      Currency       Amount     Type      Rate        Payment        Maturity      Periodicity
-----------   ---------   --------    -----------   -----    -------     ---------     -------------   -----------
US EXIM        9/12/02       US$      161,756,869   Fixed     7.2000%    Quarterly     Feb. 15, 2013    Quarterly
OPIC Note A   11/25/97       US$       41,593,750   Fixed    10.2300%    Quarterly     Feb. 15, 2013    Quarterly
OPIC Note B   02/11/98       US$        9,075,000   Fixed     9.9200%    Quarterly     Feb. 15, 2013    Quarterly
                                      -----------
                                       50,668,750
                                      -----------
             Total L.T  loan in US$   212,425,619
                                      -----------
             Current part in USD       25,748,560
                                      -----------
             Non-Current part in USD  186,677,059
                                      -----------

                                                           Interest                               Reimbursement
             Borrowing                    Principal     ------------------     Interest    ---------------------------
   Loan        Date      Currency          Amount        Type       Rate        Payment      Maturity      Periodicity
----------   ---------   --------        -----------    --------  --------     ---------   -------------   -----------
SACE         11/15/04      Euro          159,945,585     Fixed     5.73000%    Quarterly   Feb. 15, 2013    Quarterly
ERG          11/15/04      Euro           20,554,486    Variable   4.17013%    Quarterly   Feb. 15, 2013    Quarterly
World Bank   11/15/04      Euro          110,023,622    Variable   3.92013%    Quarterly   Feb. 15, 2013    Quarterly
                                         -----------
             Total L.T  loan in Euro     290,523,693
                                         -----------
             B/S FX Rate Euro/USD            1.36429
                                         -----------
             Total L.T  loan in USD      396,357,727
                                         -----------
             Current part in USD          48,043,360
                                         -----------
             Non-Current part in USD     348,314,367
                                         -----------

Total principal repayments for the next five years are detailed below. Forecasts of interest payments, interest-rate swap payments and guarantee fees are also shown below . For further information regarding swaps, see Note 20.

                                                                                              Remaining   Remaining    Remaining
                        Principal     Principal     Principal      Principal    Principal     Interest       Swap      Guarantee
                      Repayment in  Repayment in  Repayment in   Repayment in  Repayment in   Payments     Payments       Fees
                         2005           2006          2007           2008          2009       2005-2013    2005-2013    2005-2013
                      ------------  ------------  ------------   ------------  ------------  -----------   -----------  ----------
In USD

US EXIM                19,606,893     19,606,893    19,606,893     19,606,893   19,606,893    49,522,500            0          0

OPIC A                  5,041,667      5,041,666     5,041,666      5,041,666    5,041,666    18,079,169            0          0

OPIC B                  1,100,000      1,100,000     1,100,000      1,100,000    1,100,000     3,825,014            0          0
                      ------------  ------------  ------------   ------------  ------------  -----------   -----------  ----------
Total in USD           25,748,560     25,748,559    25,748,559     25,748,559   25,748,559    71,426,684            0          0
                      ------------  ------------  ------------   ------------  ------------  -----------   -----------  ----------
In Euro

SACE                   19,387,344     19,387,344    19,387,344     19,387,344   19,387,344    39,511,596            0          0

ERG                     2,491,452      2,491,452     2,491,452      2,491,452    2,491,452     3,799,644    3,811,035          0

WB                     13,336,197     13,336,197    13,336,197     13,336,197   13,336,197    19,152,073   20,118,202  4,323,243

Total in Euro          35,214,993     35,214,993    35,214,993     35,214,993   35,214,993    62,463,313   23,929,237  4,323,243

B/S FX Rate Euro/USD      1.36429        1.36429       1.36429        1.36429      1.36429       1.36429      1.36429    1.36429
                       ----------     ----------    ----------     ----------   ----------    ----------   ----------  ---------
Total in USD           48,043,360     48,043,360    48,043,360     48,043,360   48,043,360    85,217,892   32,646,350  5,898,145
                       ----------     ----------    ----------     ----------   ----------    ----------   ----------  ---------

JORF  LASFAR  ENERGY  COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

15.   LONG TERM LOANS (CONTINUED)

Long term loans are detailed as follows as of December 31, 2003 :

                                                            Interest                              Reimbursement
              Borrowing                  Principal      -----------------    Interest       -----------------------------
  Loan          Date       Currency        Amount       Type       Rate       Payment        Maturity        Periodicity
-----------   ---------    --------     -----------     -----     -------    ----------     -------------    -----------
US EXIM        9/12/02        US$       181,363,762     Fixed      7.2000%    Quarterly     Feb. 15, 2013    Quarterly
OPIC Note A   11/25/97        US$        46,635,417     Fixed     10.2300%    Quarterly     Feb. 15, 2013    Quarterly
OPIC Note B   02/11/98        US$        10,175,000     Fixed      9.9200%    Quarterly     Feb. 15, 2013    Quarterly
                                        -----------
                                         56,810,417
                                        -----------
              Total L.T  loan in US$    238,174,179
                                        -----------
              Current part in USD        25,748,560
                                        -----------
              Non-Current part in USD   212,425,619
                                        -----------

                                                             Interest                                Reimbursement
              Borrowing                   Principal     -------------------     Interest      ---------------------------
   Loan         Date       Currency         Amount        Type        Rate       Payment        Maturity      Periodicity
----------    ---------    --------      -----------    --------    -------     ---------     -------------   -----------
SACE          11/17/03       Euro        179,332,929     Fixed       5.7300%    Quarterly     Feb. 15, 2013    Quarterly
ERG           11/17/03       Euro         23,045,939    Variable    4.16888%    Quarterly     Feb. 15, 2013    Quarterly
World Bank    11/17/03       Euro        123,359,818    Variable     3.9189%    Quarterly     Feb. 15, 2013    Quarterly
                                         -----------
              Total L.T  loan in Euro    325,738,687
                                         -----------
              B/S FX Rate Euro/USD           1.26342
                                         -----------
              Total L.T  loan in USD     411,543,784
                                         -----------
              Current part in USD         44,491,219
                                         -----------
              Non-Current part in USD    367,052,565
                                         -----------

Long term loans are detailed as follows as of  December 31, 2002 :

                                                               Interest                              Reimbursement
               Borrowing                    Principal      ----------------     Interest      --------------------------
  Loan           Date       Currency         Amount        Type      Rate        Payment        Maturity      Periodicity
-----------    ---------    --------       -----------     -----   --------     ---------     -------------  -----------
US EXIM         9/12/02       US$          200,971,655     Fixed       7.2%     Quarterly     Feb. 15, 2013    Quarterly
OPIC Note A    11/25/97       US$           51,677,083     Fixed     10.23%     Quarterly     Feb. 15, 2013    Quarterly
OPIC Note B    02/11/98       US$           11,275,000     Fixed      9.92%     Quarterly     Feb. 15, 2013    Quarterly
                                           -----------
                                            62,952,083
                                           -----------
                Total L.T  loan in US$     263,923,738
                                           -----------
                Current part in USD         25,748,560
                                           -----------
                Non-Current part in USD    238,175,178
                                           -----------

                                                            Interest                              Reimbursement
             Borrowing                   Principal      ----------------      Interest    ----------------------------
  Loan         Date          Currency     Amount        Type        Rate      Payment        Maturity      Periodicity
----------   --------        --------   -----------    --------     -----     ---------   -------------   -------------
SACE         11/15/02          Euro     198,720,273     Fixed       5.73%     Quarterly   Feb. 15, 2013    Quarterly
ERG          11/15/02          Euro      25,537,392    Variable     5.14%     Quarterly   Feb. 15, 2013    Quarterly
World Bank   11/15/02          Euro     136,696,015    Variable     4.89%     Quarterly   Feb. 15, 2013    Quarterly
                                        -----------
             Total L.T  loan in Euro    360,953,680
                                        -----------
             B/S FX Rate Euro/USD           1.04658
                                        -----------
             Total L.T  loan in USD     377,767,743
                                        -----------
             Current part in USD         36,855,389
                                        -----------
             Non-Current part in USD    340,912,354
                                        -----------

JORF LASFAR ENERGY COMPANY

NOTES to US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

15. LONG TERM LOANS (CONTINUED)

PLEDGE OF STOCK AND OTHER ASSETS

As security for the repayment of the loans, and the payment of all related interest, fees and swap obligations, JLEC and its stockholders have entered into various pledge agreements with Deutsche Bank Trust Company Americas, as Offshore Collateral Agent, and with Banque Marocaine pour le Commerce et l'Industrie, as Onshore Collateral Agent, for the benefit of such lenders and other secured parties. Such security shall continue in effect until the repayment in full of all outstanding principal amounts and the payment in full of all related interest, fee and swap obligations, which is scheduled to occur in February of 2013. The principle pledge agreements are:

1. The Stockholder Pledge and Security Agreements, in which each of JLEC's stockholders pledges all of its shares, claims, rights and interests in JLEC to the Offshore Collateral Agent.

2. The Security and Assignment Agreement, in which JLEC assigns to the Offshore Collateral Agent a security interest in all of JLEC's rights, title and interest in the following collateral, among others:

 a. all of JLEC's contractual rights,

 b. all rents, profits, income and revenues derived by JLEC from its ownership of Project,

 c. all cash deposits and other assets in any of JLEC's accounts with financial institutions,

 d. all permits, licenses and other governmental authorizations obtained by JLEC in connection with its ownership of the Project,

 e. all of JLEC's insurance policies and related claims and proceeds, and

 f. all personal property and inventories of JLEC.

3. The Agreement for Pledge of Shares, in which each of JLEC's stockholders pledges all of its shares, claims, rights and interests in JLEC to the Onshore Collateral Agent, and assigns to the Onshore Collateral Agent the direct payment by JLEC of all dividends and other stockholder distributions if and whenever a Default has occurred and is continuing.

4. The General Delegation of Contract Claims, in which JLEC assigns to the Onshore Collateral Agent the direct payment of any and all contract claims due to JLEC if and whenever a Default has occurred and is continuing.

5. The Pledge over General Operating Accounts, in which JLEC pledges to the Onshore Collateral Agent any and all monies in JLEC's accounts with the Onshore Collateral Agent.

6. The Master Agreement for Assignment of Accounts Receivable as Security, in which JLEC assigns to the Onshore Collateral Agent a security interest in all of the accounts receivable payable by ONE to JLEC under the Power Purchase Agreement.

COVENANTS

The covenants on the loans also place restrictions on JLEC's payment of dividends and other distributions to JLEC's stockholders. Specifically, JLEC may not:

      1.    Pay any dividends to its stockholders, or

      2. Make any distribution, payment or delivery of property or cash to its stockholders, or

      3. Redeem, retire, purchase or otherwise acquire any shares of its capital stock, or

      4.    Purchase or redeem any subordinated debt

except on quarterly repayment dates and only then after first satisfying all debt service obligations and satisfying all of the following conditions, among others:

      a.    No default shall have occurred,

      b. The cash balance in all JLEC reserve and accrual accounts shall equal or exceed required levels,

      c. JLEC's actual debt service coverage ratios for the current quarter and preceding four quarters have all been greater than 1.3, and

      d. JLEC's forecasted debt service coverage ratios for the next succeeding two quarters are greater than 1.3,

JLEC has complied with these covenants since May 2001, when the loans began to be repaid.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

16. STOCKHOLDERS' EQUITY

The composition of Stockholders' Equity as of December 31, 2004 was :

16.1 COMMON STOCK

                                                                    Common Stock
                                                       ----------------------------------------
                                                         Number      Par value       Par value
                  Stockholders                         of Shares       Dirham        US Dollar
            -----------------------                    ----------    ------------   -----------
AB Cythere 63, Sweden.............................          2,634         263,400        27,668
Jorf Lasfar Energiaktiebolag, Sweden..............          1,375         137,500        14,443
Jorf Lasfar Power Energy AB, Sweden...............          1,265         126,500        13,288
Tre Kronor Investment  AB, Sweden.................            110          11,000         1,155
Jorf Lasfar Handelsbolag, Sweden..................            110          11,000         1,155
AB Cythere 61, Sweden.............................              6             600            63
                                                       ----------    ------------   -----------
               Total                                        5,500         550,000        57,773

16.2 CONVERTIBLE STOCKHOLDERS' SECURITIES

On December 11, 2000, the JLEC stockholders purchased 100% of all Company Loan Notes for $ 387,355,000, and amended the Company Loan Agreement to make such stockholder securities convertible into Preferred Stock or Common Stock. On January 1, 2001, the convertible securities (Company Loan Principal) held by AB Cythere 61and AB Cythere 63 were converted into Preferred Stock as shown below on Note 16.3 . Such conversions shall be made into a fixed number of JLEC shares as listed below :

                                                                  Number          Par value      Par value
         Stockholders                                           of Shares          Dirham        US Dollar
       ----------------                                         ----------      -------------   ------------
AB Cythere 63, Sweden....................................                0                  0              0
Jorf Lasfar Energiaktiebolag, Sweden.....................       10,537,024      1,053,702,400     96,838,750
Jorf Lasfar Power Energy AB, Sweden......................        9,694,062        969,406,200     89,091,650
Tre Kronor Investment  AB, Sweden........................          842,962         84,296,200      7,747,100
Jorf Lasfar Handelsbolag, Sweden.........................          842,962         84,296,200      7,747,100
AB Cythere 61, Sweden....................................                0                  0              0
                                                                ----------      -------------   ------------
              Total                                             21,917,010      2,191,701,000    201,424,600

Under the terms of the amended Company Loan Agreement summarized below, these convertible securities constitute an hybrid instrument which are delt with in accordance with the substance of the transaction, i.e. as a Preferred Stock equivalent :

(a) Expression of the Loan in MAD

The outstanding USD 201,424,600 principal amount is expressed as MAD 2,191,701,000 for the purpose of computing interest and principal payments due under this Agreement. However, interest and principal payments will be paid to the stockholders in USD, provided that the Company is not responsible for any losses realized by the stockholders resulting from the depreciation of the value of the MAD relative to the USD.

(b) Repayment or conversion into Stock

Under the terms of the amended Agreement:

- the Security may only be repaid, in whole or in part, at the Company's option;

- the part of the Security principal held by other Company Lenders listed above may be converted into Common Stock at any time, using the same conversion ratio used for the conversion of the parts of AB Cythere 61 and AB Cythere 63;

- the shares of Preferred Stock issued to AB Cythere 61 and AB Cythere 63 may be converted into Common Stock. In this case, all outstanding Security principal held by other Company Lenders will be mandatorily converted into Common Stock at the same conversion ratio.

(c) Interest payment and accruals as Retained Earning

In accordance with Amendment N(degree).2, the Company will pay interest on the unpaid principal amount once per year, at the interest rate per annum equal to the greater of (1) the Moroccan maximum deductible rate, and (2) 4.00%. The applicable interest rate for 2004 is 4.00%.

Accruals for such interest payments are reported as part of the Retained Earning allocation in Note 16.4, and are not expensed.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

16.3 PREFERRED STOCK

In accordance with Section 3.01 par.(b) of the amended Company Loan Agreement (see npte 16.2 above). the Company has converted on january 1,2001,all outstanding Company Loan principal held by AB Cythere 61 and AB Cythere 63, at the conversion ratio of one (1) share of Preffered Stock for each one hundred
(100) MAD of such Company Loan principal converted in to Preffered Stock, as follows:

                                                                           Preferred Stock
                                                             -----------------------------------------
                                                               Number        Par value     Par value
          Stockholders                                        of Shares        Dirham      US Dollar
         --------------                                      -----------   -------------  ------------
AB Cythere 63, Sweden..................................       20,185,145   2,018,514,500   185,508,183
Jorf Lasfar Energiaktiebolag, Sweden...................                0               0             0
Jorf Lasfar Power Energy AB, Sweden....................                0               0             0
Tre Kronor Investment  AB, Sweden......................                0               0             0
Jorf Lasfar Handelsbolag, Sweden.......................                0               0             0
AB Cythere 61, Sweden..................................           45,941       4,594,100       422,217
                                                             -----------   -------------  ------------
                Total                                         20,231,086   2,023,108,600   185,930,400

Such shares are non-participating voting shares of convertible Preferred Stock of the Company, and:

- are convertible at any moment into shares of Common Stock;

- give right to the collection of a minimum priority dividend, at least equal to 4% of the aggregate par value of the preferred shares,

- do not participate in the distribution of the remaining balance of Retained Earning, which is divided among the shares of Common Stock #REF! as shown in
  Note 16.4.

16.4 RECONCILIATION AND ALLOCATION OF RETAINED EARNINGS 16.4

        2004                                                                        US$
       ------                                                                   -----------
Retained Earnings as of December 31, 2003                                       147,498,955
Retained Earnings increase during 2004                                          125,193,694
Retained Earnings decrease during 2004
              Convertible Securities interest payable as of January 1, 2004     (10,128,034)
                            88,885,651 Dirhams
                                8.7762 Dirhams per US Dollar
              Preferred Stock Dividend payable as of January 1, 2004             (9,348,954)
                            82,048,293 Dirhams
                                8.7762 Dirhams per US Dollar
                                                                                -----------
            Total Retained Earnings                                             253,215,661

The Retained Earnings are allocated among the stockholders as follows :

                                                                                                Common
                                               Convertible Securities      Preferred Stock       Stock          Total
                                               ----------------------  ----------------------  -----------  -------------
         Stockholders                           Dirhams    US Dollars   Dirhams    US Dollars  US Dollars     US Dollars
         ------------                          ----------  ----------  ----------  ----------  -----------  -------------
AB Cythere 63, Sweden.......................            0           0  82,086,256   9,959,024  111,308,278    121,267,301
Jorf Lasfar Energiaktiebolag, Sweden........   42,850,564   5,198,797           0           0   58,105,118     63,303,915
Jorf Lasfar Power Energy AB, Sweden.........   39,422,519   4,782,893           0           0   53,456,709     58,239,602
Tre Kronor Investment  AB, Sweden...........    3,428,045     415,904           0           0    4,648,409      5,064,313
Jorf Lasfar Handelsbolag, Sweden............    3,428,045     415,904           0           0    4,648,409      5,064,313
AB Cythere 61, Sweden.......................            0           0     186,827      22,667      253,550        276,216
                                               ----------  ----------  ----------  ----------  -----------  -------------
                Total                          89,129,174  10,813,498  82,273,084   9,981,690  232,420,473    253,215,661

The allocations for Convertible Securities (89,129,174 Dirhams) and Preferred Stock (82,273,084 Dirhams) are scheduled for payment on May 16, 2005.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

16.4 RECONCILIATION AND ALLOCATION OF RETAINED EARNINGS (CONTINUED)

                                                                                    US$
                                                                                ------------
2003

  Retained Earnings as of December 31, 2002                                      113,030,506
  Retained Earnings increase during 2003                                         119,850,319
  Retained Earnings decrease during 2003
           Convertible Securities interest payable as of January 1, 2003         (10,612,757)
                       108,218,281 Dirhams
                          10.1970 Dirhams per US Dollar
           Preferred Stock Dividend payable as of January 1, 2003                 (9,796,391)
                       99,893,797 Dirhams
                          10.1970 Dirhams per US Dollar
           Common Stock Dividend payable as of October 30, 2003                  (64,972,722)
                            5,500 Common Stock Shares
                            110,000 Dirhams per share
                       605,000,000 Dirhams
                            9.3116 Dirhams per US Dollar on October 30, 2003
                                                                                ------------
Total Retained Earnings                                                          147,498,955


The Retained Earnings are a shareholders as follows :

                                                                                               Common
                                           Convertible Securities       Preferred Stock         Stock           Total
                                          -----------------------  ------------------------   -----------    ------------
         Shareholders                       Dirhams    US Dollars    Dirhams     US Dollars   US Dollars      US Dollars
         ------------                     -----------  ----------  ----------    ----------   -----------    ------------
AB Cythere 63, Sweden...................            0           0  81,861,977     9,327,725    61,310,884      70,638,608
Jorf Lasfar Energiaktiebolag, Sweden....   42,733,486   4,869,247           0             0    32,005,492      36,874,739
Jorf Lasfar Power Energy AB, Sweden.....   39,314,807   4,479,707           0             0    29,445,052      33,924,760
Tre Kronor Investment  AB, Sweden.......    3,418,679     389,540           0             0     2,560,439       2,949,979
Jorf Lasfar Handelsbolag, Sweden........    3,418,679     389,540           0             0     2,560,439       2,949,979
AB Cythere 61, Sweden...................            0           0     186,316        21,230       139,660         160,890
                                          -----------  ----------  ----------    ----------   -----------    ------------
            Total                          88,885,652  10,128,034  82,048,293     9,348,954   128,021,967     147,498,955

                                                                                    US$
                                                                                ------------
2002
  Retained Earnings as of December 31, 2001                                      187,671,644
  Retained Earnings increase during 2002                                         132,287,908
  Retained Earnings decrease during 2002 :
         Convertible Securities interest payable as of January 1, 2002           (12,095,803)
                     140,250,832 Dirhams
                          11.5950 Dirhams per US Dollar
         Preferred Stock Dividend payable as of January 1, 2002                   (9,942,031)
                     115,277,852 Dirhams
                         11.5950 Dirhams per US Dollar
         Common Stock Dividend payable as of October 29, 2002                   (184,891,213)
                           5,500 Common Stock Shares
                         360,000 Dirhams per share
                     1,980,000,000 Dirhams
                         10.7090 Dirhams per US Dollar on October 29, 2002
                                                                                ------------
Total Retained Earnings                                                          113,030,506

The Retained Earnings are a shareholders as follows :

                                                                                                Common
                                          Convertible Securities       Preferred Stock          Stock           Total
                                          -----------------------  ------------------------   -----------    ------------
         Shareholders                       Dirhams    US Dollars   Dirhams      US Dollars   US Dollars      US Dollars
         ------------                     -----------  ----------  ----------    ----------   -----------    ------------
AB Cythere 63, Sweden..................             0           0  99,666,957     9,774,145    44,357,210      54,131,355
Jorf Lasfar Energiaktiebolag, Sweden...    52,028,019   5,102,287           0             0    23,155,340      28,257,626
Jorf Lasfar Power Energy AB, Sweden....    47,865,778   4,694,104           0             0    21,302,912      25,997,016
Tre Kronor Investment  AB, Sweden......     4,162,242     408,183           0             0     1,852,427       2,260,610
Jorf Lasfar Handelsbolag, Sweden.......     4,162,242     408,183           0             0     1,852,427       2,260,610
AB Cythere 61, Sweden..................             0           0     226,840        22,246       101,041         123,287
                                          -----------  ----------  ----------    ----------   -----------    ------------
           Total                          108,218,281  10,612,757  99,893,797     9,796,391    92,621,358     113,030,506

JORF  LASFAR  ENERGY  COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

17. DIRECT FINANCING LEASE - (D.F.L)

As explained in Note 2b, JLEC is using the Direct Financing Lease methodology. Specific accounts were created to reflect this method. These accounts are detailed below .

Direct Financing Lease - (D.F.L) as of December 31, 2004

17.1 LONG TERM RECEIVABLES AS OF DECEMBER 31, 2004

                                                                      US$                  Euro
                                                                 -------------         -------------
                                                                  Units 1 to 4          Units 1 to 4
                                                                 -------------         -------------
Total Minimum Lease Payments                          17.4       2,197,963,436         1,152,862,047
Minimum Lease Payments for 2004                                   (113,505,779)         (114,608,487)
                                                                 -------------         -------------
Total of Future Minimum Lease Payments                           2,084,457,657         1,038,253,560
                                                                                           X 1.36428
                                                                 -------------         -------------
Total of Future Minimum Lease Payments in US$         17.3       2,084,457,657         1,416,475,939
                                                                 =============         =============

The minimum lease payments under the US GAAP model for the next five years are as follows:

                                                                      US$                  Euro
                                                                --------------       ---------------
Year                                                             Units 1 to 4         Units 1 to 4
------                                                          --------------       ---------------
2005                                                              98,902,331             95,705,089
2006                                                              99,348,712             84,343,267
2007                                                              94,266,264             83,270,646
2008                                                              97,990,818             79,557,495
2009                                                              97,756,285             76,945,799

17.2 UNEARNED INCOME AS OF DECEMBER 31, 2004

                                                                     US$                  Euro
                                                                -------------         --------------
                                                                Units 1 to 4          Units 1 to 4
                                                                -------------         --------------
Total Unearned Income                                 17.4      1,498,566,597            780,404,581
                                                                                                                   ------------
Lease Revenue 2004                                                (80,475,863)           (83,762,066)   X 1.24254   104,077,762
                                                                -------------         --------------               ------------
                                                                1,418,090,734            696,642,515
                                                                                           X 1.36428
                                                                -------------         --------------
Total Remaining Unearned Income in US$                17.3      1,418,090,734            950,420,397
                                                                =============         ==============

The Lease Revenues under the US GAAP model for the next five years are as follows:

                                                                     US$                  Euro
                                                                 -------------        --------------
Year                                                             Units 1 to 4         Units 1 to 4
------                                                           -------------        --------------
2005                                                              89,258,072            74,987,906
2006                                                              87,703,727            71,512,790
2007                                                              86,501,207            68,270,588
2008                                                              85,143,123            64,820,922
2009                                                              83,150,426            61,693,606

17.3 NET INVESTMENT IN DIRECT FINANCING LEASES AS OF DECEMBER 31, 2004

                                                                     US$                  Euro
                                                                --------------       ---------------
                                                                 Units 1 to 4          Units 1 to 4
                                                                --------------       ---------------
Total of Future Minimum Lease Payments in US$         17.1       2,084,457,657         1,416,475,939
Total Remaining Unearned Income in US$                17.2      (1,418,090,734)         (950,420,397)
                                                                --------------       ---------------
Net investment in direct financing leases  in US$                  666,366,923           466,055,542
                                                                ==============       ===============

Current part in US$                                                  9,644,259            28,264,185
Non-Current part in US$                                            656,722,664           437,791,357

17.4 On November 8, 2004, Amendment No. 2 to the Power Purchase Agreement became effective, and JLEC updated our Direct Finance Lease models including an extension of such DFL models by 15 years until September 13, 2027. As a result, starting from January 1, 2004, the total minimum lease payments have increased from $1,181,954,019 to $2,197,963,436 and from Euro 834,803,410 to Euro 1,152,862,047. Likewise, JLEC's total unearned income under the updated and extended DFL models increased from $505,489,540 to $1,498,566,597 and from Euro 477,010,214 to Euro
      780,404,581.

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

Direct Financing Lease - (D.F.L) AS OF DECEMBER 31, 2003

17.1 LONG TERM RECEIVABLES AS OF DECEMBER 31, 2003

                                                                     US$                    Euro
                                                                 -------------         -------------
                                                                 Units 1 to 4          Units 1 to 4
                                                                 -------------         -------------
Total Minimum Lease Payments                                     1,283,596,155           956,285,785
Minimum Lease Payments for 2003                                   (101,642,136)         (121,482,375)
                                                                 -------------         -------------
Total of Future Minimum Lease Payments                           1,181,954,019           834,803,410
                                                                                          X 1.263417
                                                                 -------------         -------------
Total of Future Minimum Lease Payments in US$         17.3       1,181,954,019         1,054,704,794
                                                                 =============         =============

The minimum lease payments under the US GAAP model for the next five years are as follows:

                                                                     US$                   Euro
                                                                 -------------         ------------
Year                                                             Units 1 to 4          Units 1 to 4
----                                                             -------------         ------------
2004                                                              116,664,592           116,635,941
2005                                                              116,371,118           107,167,144
2006                                                              108,749,430            92,362,540
2007                                                               96,617,923            85,060,254
2008                                                              104,467,842            84,500,888

17.2 UNEARNED INCOME AS OF DECEMBER 31, 2003

                                                                     US$                 Euro
                                                                  ------------         -------------
                                                                  Units 1 to 4         Units 1 to 4
                                                                  ------------         -------------
Total Unearned Income                                              587,282,368          568,767,180
                                                                                                                  -----------
Lease Revenue 2003                                                 (81,792,828)         (91,756,966) X 1.14035    104,635,053
                                                                   -----------          -----------               -----------
                                                                   505,489,540          477,010,214
                                                                                         X 1.263417
                                                                   -----------          -----------
Total Remaining Unearned Income in US$                17.3         505,489,540          602,662,799
                                                                   ===========          ===========

The Lease Revenues under the US GAAP model for the next five years are as follows:

                                                                       US$                 Euro
                                                                   ------------         ------------
Year                                                               Units 1 to 4         Units 1 to 4
----                                                               ------------         ------------
2004                                                                78,203,985            84,230,456
2005                                                                73,392,008            76,117,547
2006                                                                68,172,214            69,587,224
2007                                                                64,172,868            64,534,124
2008                                                                59,591,568            58,711,491

17.3 NET INVESTMENT IN DIRECT FINANCING LEASES AS OF DECEMBER 31, 2003

                                                                     US$                   Euro
                                                                 -------------         -------------
                                                                 Units 1 to 4          Units 1 to 4
                                                                 -------------         -------------
Total of Future Minimum Lease Payments in US$         17.1       1,181,954,019         1,054,704,794
Total Remaining Unearned Income in US$                17.2        (505,489,540)         (602,662,799)
                                                                 -------------         -------------
Net investment in direct financing leases  in US$                  676,464,479           452,041,995
                                                                 =============         =============
Current part in US$                                                 38,460,607            40,941,639
Non-Current part in US$                                            638,003,872           411,100,356

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

Direct Financing Lease - (D.F.L) as of December 31, 2002

17.1 LONG TERM RECEIVABLES AS OF DECEMBER 31, 2002

                                                                  US$              Euro
                                                             -------------     -------------
                                                             Units 1 to 4      Units 1 to 4
                                                             -------------     -------------
Total Minimum Lease Payments                                 1,426,008,468     1,081,037,348
Minimum Lease Payments for 2002                               (142,336,127)     (124,619,384)
                                                             -------------     -------------
Total of Future Minimum Lease Payments                       1,283,672,341       956,417,964
                                                             -------------     -------------
                                                                               X    1.046582
                                                             -------------     -------------
Total of Future Minimum Lease Payments in US$    17.3        1,283,672,341     1,000,970,139
                                                             =============     =============

The minimum lease payments under the US GAAP model for the next five years are as follows:

                                                                    US$             Euro
Year                                                           Units 1 to 4     Units 1 to 4
----                                                           ------------     ------------
2003                                                           101,642,136       121,482,376
2004                                                           116,664,592       116,635,941
2005                                                           116,371,118       107,167,144
2006                                                           106,872,046        90,768,049
2007                                                            96,617,923        85,060,254

17.2 UNEARNED INCOME AS OF DECEMBER 31, 2002

                                                                   US$             Euro
                                                              ------------      ------------
                                                              Units 1 to 4      Units 1 to 4
                                                              ------------      ------------
Total Unearned Income                                          673,381,447       668,603,895
Lease Revenue 2002                                             (88,463,713)      (99,930,507)   X 0.95144    95,077,872
                                                              ------------      ------------
                                                               584,917,734       568,673,388
                                                              ------------      ------------
                                                                                  X 1.046582
                                                              ------------      ------------
Total Remaining Unearned Income in US$    17.3                 584,917,734       595,163,517
                                                              ============      ============

The Lease Revenues under the US GAAP model for the next five years are as follows:

                                                                    US$              Euro
                                                               ------------      ------------
Year                                                           Units 1 to 4      Units 1 to 4
----                                                           ------------      ------------
2003                                                            81,436,213        91,576,926
2004                                                            77,831,811        84,020,822
2005                                                            73,012,360        75,871,769
2006                                                            67,896,425        69,487,000
2007                                                            64,019,517        64,661,480

17.3 NET INVESTMENT IN DIRECT FINANCING LEASES AS OF DECEMBER 31, 2002

                                                                   US$              Euro
                                                             -------------     -------------
                                                              Units 1 to 4      Units 1 to 4
                                                             -------------     -------------
Total of Future Minimum Lease Payments in US$        17.1    1,283,672,341     1,000,970,139
Total Remaining Unearned Income in US$               17.2     (584,917,734)     (595,163,517)
                                                             -------------     -------------

Net investment in direct financing leases in US$               698,754,607       405,806,622
                                                             =============     =============

Current part in US$                                             20,205,960        31,298,090
Non-Current part in US$                                        678,548,647       374,508,532

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

18. FINANCIAL EXPENSES

                                                                              12/31/04       12/31/03       12/31/02
                                                                                 US$           US$            US$
                                                                            ------------   ------------   ------------
The Financial Expenses are detailed as follows, for the year ending:

Interest, Fees and Swaps incurred from inception to the year ending:

Up-Front Fees                                                                 25,609,073     25,609,073     25,609,073
Interest Costs                                                               324,780,552    287,290,576    246,526,514
Premiums                                                                      23,808,481     23,808,481     23,808,481
Commitment Fees                                                               19,312,672     19,312,672     19,312,672
Arrangement Fees                                                               2,396,273      2,396,273      2,396,273
Other Fees (acceptance fees, Agent fees...etc)                                10,240,839      9,754,617      9,297,751
Guarantee Fees                                                                22,035,847     20,598,822     19,101,732
Swaps                                                                         44,896,300     37,238,114     30,362,978
                                                                            ------------   ------------   ------------
                                                                             473,080,038    426,008,628    376,415,474
Accrued Interest, Fees, Swaps (see Note 14.1)                                  5,726,546      5,904,937      6,072,924
                                                                            ------------   ------------   ------------
Total Interest, Fees and Swaps                                               478,806,584    431,913,565    382,488,398

Interest, fees and swaps capitalized as part of the project
construction for Units 3&4                                                  (210,949,363)  (210,949,363)  (210,949,363)
                                                                            ------------   ------------   ------------
Interest, fees and swaps expensed - Total                                    267,857,221    220,964,202    171,539,035

Interest, fees and swaps expensed during prior years                        (220,964,202)  (171,539,035)  (126,704,796)
                                                                            ------------   ------------   ------------
Interest, fees and swaps expensed during current year                         46,893,019     49,425,167     44,834,239
                                                                            ============   ============   ============

19. PENSION PLANS

JLEC contributes to the following pension plans:

19.1 COMMON FUND FOR RETIREMENT (CAISSE COMMUNE DES RETRAITES OR CCR)

As required by PPA Section 23.2.4, most of JLEC's employees (256 employees of 318, or 81%) plus 1 recent retiree and 2 surviving spouses are participants in the CCR defined benefit pension plan. This plan is funded by employee payroll deductions equal to 9% of the employee's gross pay, plus JLEC contributions equal to 18% of the participating employee's gross pay. In 2004, 2003 and 2002, JLEC contributed to the CCR US$ 427,712, US$ 350,071 and US$ 291,036, respectively. As of December 31, 2004, JLEC is also paying benefits to 1 retiree plus 2 surviving spouses; and during 2004, such payments amount to $ 60,017 (USD 33,286 in 2003, and USD 23,783 in 2002).

Benefits provided under this plan include pension and retiree health insurance. As of December 31, 2004, the benefit obligation totalled US$ 19,913,861 (MAD 164,138,005 / 8.2424). The fair value of assets contributed to the CCR was US$ 6,131,773 (MAD 50,540,529 / 8.2424) as of December 31, 2004.
The net unfunded benefit obligation as of December 31, 2004 reflected in the accompanying balance sheet was US$ 13,782,087 (MAD 113,597,476 / 8.2424).

The following assumptions were used to perform the actuarial valuations:

                                                2004                2003                2002
                                                -----               -----               -----
Discount rate                                   6.00%               6.00%               7.58%
Rate of return on Plan assets                   6.00%               6.00%               7.58%
Rate of compensation increase                   6.50%               6.50%               6.50%
Rate of health care cost increase               6.50%               6.50%               6.50%

19.2 MOROCCAN RETIREMENT FUND FOR PROFESSIONALS (CAISSE INTERPROFESSIONNELLE MAROCAINE DE RETRAITES OR CIMR)

Employees of JLEC not covered by CCR participate in a fund to which the employer contributes an amount equal to 7.08 percent of the employee's gross pay. This fund is carried in the employee's name, and the pension benefits an employee will receive depend only on the amount contributed to this account and the returns earned on investments of those contributions. In 2004, JLEC's contribution to that fund amounted to USD 173,073 (USD 145,677 in 2003, and USD 109,147 in 2002).

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

      20. DERIVATIVE INSTRUMENT LIABILITY / OTHER COMPREHENSIVE INCOME

      JLEC adopted SFAS N(degree). 133 on January 1, 2001. This standard requires JLEC to recognize at fair value on the balance sheet, as assets or liabilities, all contracts that meet the definition of a derivative instrument. Details of all JLEC derivative instruments (interest rate swaps) are provided in the following table as of December 31, 2004, and all such swaps qualify with 100% effectiveness as cash flow hedge for JLEC's variable interest rate loans. Therefore, in accordance with SFAS N(degree). 133, the changes in fair value of these interest rate swaps are reflected directly in Stockholders' Equity under "Other Comprehensive Income or (Loss)". JLEC determines fair value based upon market price estimations provided by the swap providers.

2004

                                 Fixed Rate    Current     Current     Settlement                Forecast of
 Credit        Swap               Paid by    Libor Paid    Notional       and       Termination   Remaining     Valuation
Facility    Providers  Currency    JLEC        to JLEC      Amount    Amortization     Date       Payments       in Euro
----------  ---------  --------  ----------  ----------  -----------  ------------  -----------  -------------  ----------
World Bank     BNP      Euro       6.4115%    2.17025%    36,674,540   Quarterly     2/15/2013    6,705,625      4,867,269
               ABN      Euro       6.4175%    2.17025%    36,674,540   Quarterly     2/15/2013    6,715,112      4,857,758
               CSFB     Euro       6.4060%    2.17025%    36,674,540   Quarterly     2/15/2013    6,696,930      4,681,464
                                                         -----------                             ----------     ----------
                                                         110,023,620                             20,117,667     14,406,491
                                                         -----------                             ----------     ----------

ERG            BNP      Euro       6.4700%    2.17025%     6,851,496   Quarterly     2/15/2013    1,270,016        925,233
               ABN      Euro       6.4750%    2.17025%     6,851,496   Quarterly     2/15/2013    1,271,493        923,161
               CSFB     Euro       6.4680%    2.17025%     6,851,496   Quarterly     2/15/2013    1,269,426        930,588
                                                         -----------                             ----------     ----------
                                                          20,554,488                              3,810,935      2,778,982
                                                         -----------                             ----------     ----------
                                                                                                 Total in Euro  17,185,473
                                                                                                                ----------
                                                                                                 B/S FX rate X     1.36429
                                                                                                 Total in USD   23,445,919
                                                                                                                ==========

2003

                                 Fixed Rate    Current     Current     Settlement                Forecast of
 Credit        Swap               Paid by    Libor Paid    Notional       and       Termination   Remaining     Valuation
Facility    Providers  Currency    JLEC        to JLEC      Amount    Amortization     Date       Payments       in Euro
----------  ---------  --------  ----------  ----------  -----------  ------------  -----------  -----------    ----------
World Bank     BNP      Euro       6.4115%    2.16888%    41,119,939   Quarterly     2/15/2013    8,400,358      4,942,789
               ABN      Euro       6.4175%    2.16888%    41,119,939   Quarterly     2/15/2013    8,412,238      4,940,969
               CSFB     Euro       6.4060%    2.16888%    41,119,939   Quarterly     2/15/2013    8,389,468      4,733,058
                                                         -----------                             ----------     ----------
                                                         123,359,818                             25,202,063     14,616,816
                                                         -----------                             ----------     ----------

ERG            BNP      Euro       6.4700%    2.16888%     7,681,980   Quarterly     2/15/2013    1,590,984        942,887
               ABN      Euro       6.4750%    2.16888%     7,681,980   Quarterly     2/15/2013    1,592,834        942,179
               CSFB     Euro       6.4680%    2.16888%     7,681,980   Quarterly     2/15/2013    1,590,245        950,471
                                                         -----------                             ----------     ----------
                                                          23,045,940                              4,774,063      2,835,537
                                                         -----------                             ----------     ----------
                                                                                                 Total in Euro  17,452,353
                                                                                                                ----------
                                                                                                 B/S FX rate X     1.26342
                                                                                                 Total in USD   22,049,599
                                                                                                                ==========

2002

                                 Fixed Rate    Current     Current     Settlement                Forecast of
 Credit        Swap               Paid by    Libor Paid    Notional       and       Termination   Remaining     Valuation
Facility    Providers  Currency    JLEC        to JLEC      Amount    Amortization     Date       Payments       in Euro
----------  ---------  --------  ----------  ----------  -----------  ------------  -----------  -----------    ---------
World Bank     BNP      Euro       6.4115%    3.13725%    45,565,338   Quarterly     2/15/2013    7,947,927      5,729,083
               ABN      Euro       6.4175%    3.13725%    45,565,338   Quarterly     2/15/2013    7,962,491      5,739,581
               CSFB     Euro       6.4060%    3.13725%    45,565,338   Quarterly     2/15/2013    7,934,576      5,719,459
                                                         -----------                             ----------     ----------
                                                         136,696,014                             23,844,995     17,188,122
                                                         -----------                             ----------     ----------

ERG            BNP      Euro       6.4700%    3.13725%     8,512,464   Quarterly     2/15/2013    1,511,371      1,089,437
               ABN      Euro       6.4750%    3.13725%     8,512,464   Quarterly     2/15/2013    1,513,638      1,091,072
               CSFB     Euro       6.4680%    3.13725%     8,512,464   Quarterly     2/15/2013    1,510,464      1,088,783
                                                         -----------                             ----------     ----------
                                                          25,537,392                              4,535,473      3,269,292
                                                         -----------                             ----------     ----------
                                                                                                 Total in Euro  20,457,415
                                                                                                                ----------
                                                                                                 B/S FX rate X    1.04658
                                                                                                 Total in USD   21,410,369
                                                                                                                ==========

JORF LASFAR ENERGY COMPANY

NOTES TO US GAAP FINANCIAL STATEMENTS DATED DECEMBER 31, 2004

21. CASH FLOWS FOR 2004

Reconciliation of net income to net cash from operating activities under the Direct Method is as follows :

                                                                             2004           2003            2002
                                                                              US$            US$             US$
                                                                          ------------    ------------    ------------
Net Income.............................................................    125,193,694     119,850,319     132,287,908
Adjustment to reconcile Net Income to cash
  provided from operating activities :

    Depreciation and amortization .....................................      5,530,445       4,028,115       2,752,641
    Deferred taxes ....................................................     (1,555,763)    (13,005,297)      6,908,298
    Lease Revenue .....................................................   (184,553,625)   (186,427,881)   (183,541,585)
    Finance tariff cash revenue .......................................    213,372,941     246,405,730     263,559,812
    Changes in operating assets and liabilities:
    Inventories .......................................................    (20,769,958)      2,066,641      (8,855,387)
    Accounts receivable ...............................................    (38,381,613)     (9,311,086)     10,340,353
    Prepayments .......................................................    (12,072,804)     12,175,661     (19,280,513)
    Accounts payable ..................................................     40,323,927      12,470,583       4,060,345
    Unfunded pension obligation .......................................      3,903,961       4,185,183       5,692,943
    Other liabilities .................................................     (6,396,961)     (2,445,519)       (608,934)
    Effect of exchange rate changes ...................................      1,616,716       1,824,028       4,235,487
                                                                           -----------     -----------     -----------
Net cash provided by operating activities .............................    126,210,962     191,816,477     217,551,367

22. UNCERTAINTIES AS OF DECEMBER 31, 2004

JLEC's corporate tax return, payroll tax and VAT returns for the years 2001 to 2004 are open to audit by the Moroccan Tax Authorities. JLEC is periodically involved in other legal, tax and other proceedings regarding matters arising in the ordinary course of business. JLEC believes that the outcome of these matters will not materially affect its results of operations or liquidity.